INCORPORATED UNDER THE LAWS OF
DELAWARE



No.



SHARES



BUTTE HIGHLANDS MINING COMPANY

25,000,000 Shares Authorized Class A | CUSIP 124115106

This Certifies that ______________________________ *is the owner of*

Shares of 1¢ *each of the Capital Stock of*

BUTTE HIGHLANDS MINING COMPANY

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation*

this __________ *day of* ______________ *A.D. 20*

Secretary | President

SHARES
One Cent
EACH

Countersignature: ______________________________
Columbia Stock Transfer Company, 601 E. Seltice Way Suite 202, Post Falls, ID 83854